UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Lumentum Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This Schedule 14A filing consists of the following communication relating to the proposed acquisition (the “Acquisition”) of NeoPhotonics Corporation (“NeoPhotonics”) by Lumentum (“Lumentum”), a Delaware corporation and Neptune Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Lumentum (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 3, 2021, by and among NeoPhotonics, Lumentum and Merger Sub:

(1)	Social Media Post on Twitter by Lumentum relating to the Acquisition
(2)	Social Media Post on Facebook by Lumentum relating to the Acquisition
(3)	Social Media Post on LinkedIn by Lumentum relating to the Acquisition

The items listed above were first used or made available on November 4, 2021.

Social Media Post on Twitter by Lumentum relating to the Acquisition

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com/ by contacting NeoPhotonics’ Investor Relations at ir@NeoPhotonics.com.

Participants in the Solicitation

The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Social Media Post on Facebook by Lumentum relating to the Acquisition

Lumentum Lumentum is a market-leading manufacturer of innovative optical and photonic products enabling optic Posts About Mentions More Follow Learn More Intro 838 Followers P age · Telecommunication Company (408) 546-5483 lumentum.com/en Photos See All Photos

Privacy ·Terms ·Advertising ·Ad Choices ·Cookies ·More ·Facebook © 2021 Posts Filters Lumentum 8h Exciting news at Lumentum – we’ve agreed to acquire NeoPhotonics to expand our opportunity in the fast-growing market for high-speed optical components used in cloud and telecom network infrastructure. This transaction is another important investment in better serving our customers and expanding our photonics capabilities at a time when photonics are at the forefront of favorable long-term market trends. Together, we’ll help our customers compete and win in their respective markets. R ead more here: https://bit.ly/3q4K9Uw Forward-Looking S tatements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii)plans, objectives and intentions with respect

Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at https://bit.ly/2ZWMtlG . These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.Additional Information and Where to Find It This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHO TONICS ST OCKHOLDERS AND O THER INVEST ORS ARE AD VISED T O CAREFULL Y READ THESE MA TERIALS (INCL UDING ANY AMENDMENT S OR SUPPLEMENT S THERET O) AND ANY O THER RELEV ANT DOCUMENT S FILED WITH THE SEC IN RESPECT OF THE PR OPOSED TRANSA CTION WHEN THEY BEC OME A V AILABLE, AS THOSE DOCUMENT S WILL C ONT AIN IMPOR TANT INFORMA TION ABOUT THE PR OPOSED TRANSA CTION AND THE P AR TIES T O THE PR OPOSED TRANSA CTION.

ENTIRET Y WHEN THEY BEC OME A V AILABLE BECA USE THEY WILL C ONT AIN IMPOR TANT INFORMA TION ABOUT THE PR OPOSED TRANSA CTION.Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, https://bit.ly/2ZWMtlG . Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at https://bit.ly/3k8hBWn or by contacting Lumentum’s Investor R elations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://bit.ly/3ENsK78 or by contacting NeoPhotonics’ Investor R elations at ir@neophotonics.com.Participants in the SolicitationThe directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com/ by contacting NeoPhotonics’ Investor Relations at ir@NeoPhotonics.com.

Participants in the Solicitation

The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Social Media Post on LinkedIn by Lumentum relating to the Acquisition

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com/ by contacting NeoPhotonics’ Investor Relations at ir@NeoPhotonics.com.

Participants in the Solicitation

The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.